SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 4, 2001

Date of Earliest Event Reported: June 4, 2001

MILLENNIUM CHEMICALS INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12091	22-3436215
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)
230 Half Mile Road
Red Bank, New Jersey 07701
(Address of principal executive offices)

Registrant's telephone number, including area code:           (732) 933-5000

Item 5.	Other Events.
On June 4, 2001, the registrant issued the press release filed as Exhibit 99.1 hereto.
Item 7.	Financial Statements and Exhibits.

Exhibit	Description
99.1	Press Release issued June 4, 2001

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.

     Dated: June 4, 2001

MILLENNIUM CHEMICALS, INC.

By: _/S/C. William Carmean__________
C. William Carmean

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release issued June 4, 2001